Innovators in the development & commercialization of

INJECTABLE COLLAGENASE

DUPUYTREN'S CONTRACTURE
PEYRONIE'S DISEASE
FROZEN SHOULDER
CELLULITE
HUMAN LIPOMAS
CANINE LIPOMAS
UTERINE FIBROIDS

BioSpecifics TECHNOLOGIES CORP.

June 2015

Forward-Looking Statements

This presentation includes "forward-looking statements" within the meaning of, and made pursuant to the safe harbor provisions of, the Private Securities Litigation Reform Act of 1995. All statements other than statements of historical fact, including statements regarding the Company's strategy, future operations, future financial position, future revenues, projected costs, prospects, plans and objectives of management, expected revenue growth, and the assumptions underlying or relating to such statements, are "forward-looking statements". The forward-looking statements include statements concerning, among other things, the future profitability and attractive revenue growth opportunities of the Company; the Company's receipt of increasing revenues for XIAFLEX sales; the drive in research and development in new indications for CCH and timing of presentation to Endo International plc ("Endo") for potential opt-in; the market potential for the use of XIAFLEX to treat Dupuytren's contracture; the commercial expansion of XIAFLEX in Japan and the E.U. and the timing of approval in Japan for Dupuytren's contracture; the expansion opportunity of the phase 2a study in Dupuytren's disease nodules; percentage of patients diagnosed with Peyronie's disease and XIAFLEX's potential traction with certified physicians and new patients; potential benefits of the data regarding improvements in female sexual function after treatment with XIAFLEX for Peyronie's disease; Endo's interest in new unlicensed indications, including human lipomas, keloids, uterine fibroids, capsular contracture of the breast and tennis elbow; the percentage of adults affected by Dupuytren's contracture; the timing of the initiation of the next trial in frozen shoulder syndrome, the initiation of the Phase 2b trial in cellulite, and the timing of top-line results for phase 2 trial in human lipoma; Endo's plans for development of CCH for canine lipoma; whether CCH will be the first and only FDA approved nonsurgical therapy for frozen shoulder syndrome, cellulite, human lipomas, canine lipomas, and uterine fibroids; the percentage and number of people and animals affected by frozen shoulder syndrome, cellulite, human lipomas, canine lipomas and uterine fibroids; the market opportunity for CCH in frozen shoulder syndrome, cellulite, human lipomas, and uterine fibroids; the timing of the next trial of the Phase 2b study for CCH in frozen shoulder syndrome and cellulite; positive effects of CCH treatment for frozen shoulder syndrome, cellulite, human lipomas and uterine fibroids on patients; the timing of the top line data for the Phase 2 opt-in study of CCH for human lipomas; the projected receipt of payments from Endo; the Company's ability to bring new indications to early proof of concept and the willingness of Endo to opt-in; and the strength of the Company's IP portfolio and long-term patent protection for injectable collagenase. In some cases, you can identify these statements by forward-looking words such as "believe," "expect," "anticipate," "plan," "estimate," "likely," "may," "will," "could," "continue," "project," "predict," "goal," the negative or plural of these words, and other similar expressions. These forward-looking statements are our predictions based on our current expectations and our projections about future events. There are a number of important factors that could cause our actual results to differ materially from those indicated by such forward-looking statements, including the ability of Endo and its partners to achieve their respective objectives for CCH in their applicable territories; the uncertainties inherent in the initiation of future clinical trials; Endo or any of its partners modifying their respective objectives and/or allocating resources other than to CCH; the potential market for CCH in a given indication being smaller than anticipated; the potential of CCH to be used in additional indications and the initiation, timing and outcome of clinical trials of CCH for additional indications; the protection of the Company's intellectual property portfolio; the timing of regulatory filings and action; the receipt of any payments from Endo; and other risk factors identified in our Quarterly Report on Form 10-Q for the quarter ended March 31, 2015, our Annual Report on Form 10-K for the year ended December 31, 2014 and our Current Reports on Form 8-K filed with the Securities and Exchange Commission. All forward-looking statements included in this presentation are made as of the date hereof, and we assume no obligation to update these forward-looking statements.

BioSpecifics is a profitable, commercial-stage biopharma company receiving increasing revenues from sales of collagenase clostridium histolyticum or CCH (XIAFLEX®) by partner Endo. Future revenue growth opportunities emerging from commitment to clinical development of new potential indications for CCH.

Unlocking Vast Potential of CCH

- First-in-class, minimally invasive nonsurgical treatment for conditions caused by collagen accumulation with limited current treatment options
- BioSpecifics has positive clinical results in 12 indications:
  - Dupuytren's contracture†
  - Peyronie's disease †
  - Canine lipoma†
  - Human lipoma†
  - Frozen shoulder syndrome†
  - Cellulite†
  - Keloids
  - Hypertrophic scars
  - Scarred tendons
  - Glaucoma
  - Herniated intervertebral discs
  - Adjunct to vitrectomy
- Drive R&D in new indications to early proof-of-concept and present to partner Endo for potential opt-in
- Endo interested in new unlicensed indications - human lipoma, uterine fibroids, keloids, capsular contracture of the breast and tennis elbow

†Currently marketed or being tested in the clinic

XIAFLEX for Dupuytren's Contracture

First and Only
FDA- and EMA-Approved Nonsurgical Treatment

Definition & Key Complications

- Collagen cord in hand causing one or more fingers to contract toward the palm; limits range of motion and impairs quality of life
- Affects up to 7% of adults in the U.S.
- Since 2010, it is estimated that more than 60,000 Dupuytren's contracture patients have been treated with XIAFLEX

Pre-treatment:



Post-treatment:



Source: Endo International, plc

Commercial Highlights for DC

- ~5,900 vials were shipped January 1, 2015 through March 31, 2015
- Updated U.S. label including recurrence and retreatment data approved in May 2015
- MULTICORD U.S. label expansion approved in October 2014
  - Treatment of up to two contracture joints in same hand during single office visit
  - SDI Health estimates 35-40% of surgeries involve 2 cords
  - Added flexibility in scheduling finger extension procedure from 24 to up to 72 hours
- Future commercial expansion opportunities:
  - Also approved in Canada and Australia
  - Under review in Japan; decision expected mid-2015
  - Ongoing Phase 2a study in Dupuytren's disease nodules

Source: Endo International, plc

XIAFLEX for Peyronie's Disease

First and Only
FDA- and EMA-Approved Nonsurgical Treatment

Definition & Key Complications

- Inelastic collagen causing penile curvature; penis can bend at 90° angle during erection in severe cases
- Associated with increased pain, painful erections, palpable plaque, penile deformity and erectile dysfunction
- Potential loss of self-esteem and depression for patients and partners
- ~95K diagnosed patients per year in U.S.


Pre-treatment:


Post-treatment:

38° improvement*

Source: Endo International, plc
**Subject 1106-7852 from Phase 3 trial*

Commercial Highlights for PD

- ~6,300 vials were shipped January 1, 2015 through March 31, 2015
  - 1Q15 sales in Peyronie's disease (~6,300 vials) already exceeded sales of Dupuytren's contracture (~5,900 vials)
- Continued traction with certified physicians and new patients in Peyronie's disease
  - As of March 31, 2015 there were 1,900 certified physicians and ~8,100 patients enrolled in the re-imbursement program
  - As of October 31, 2014 there were 5,150 patients enrolled, so this represents a 57% increase in enrollment in the five month period
- In May 2015, the American Urological Association issued first ever treatment guidelines for PD, recommending the use of XIAFLEX in combination with modeling in patients with stable disease
- Positive data showing improvements in female sexual function presented at AUA Annual Meeting in May 2015

Source: Endo International, plc

XIAFLEX Pipeline Programs
Future Revenue-Generating Opportunities

Indication	Preclinical	Phase 1	Phase 2	Phase 3	Marketed
Frozen Shoulder Syndrome	*Next trial to initiate by year-end 2015* →	→	→		
Cellulite	*Phase 2b to initiate by year-end 2015* →	→	→		
*Human Lipoma	*Phase 2 top-line results 1Q16* →	→	→		
Canine Lipoma	*Endo has license for further development* →	→	→		
*Uterine Fibroids	*Positive data reported* →				

*BioSpecifics-managed development program

CCH for Frozen Shoulder Syndrome

Potential to be Only FDA Approved Nonsurgical Therapy

Definition & Complications

- Inflammation and thickening of shoulder capsule due to collagen
- Limits range of motion of shoulder



Potential to be Only FDA Approved Nonsurgical Therapy

- Common available treatment options are often painful and can require anesthesia
- Long-term intensive physical therapy, corticosteroids, manipulation under anesthesia and/or arthroscopic release

Market Opportunity

- Affects 20-50 million people worldwide
- 300K cases diagnosed annually in the U.S.; 10% treated invasively
- Condition can last approximately 1 year to up to 3.5 years
- Estimated to occur in 20% of diabetics

Source: Endo International, plc

Phase 2b Study of CCH in Frozen Shoulder
Study Design

Objective & Rationale	▪ Double-blind, placebo-controlled study evaluating safety and efficacy in Stage 2 (frozen stage) unilateral idiopathic frozen shoulder ▪ Phase 2b study based on positive, statistically significant results in Phase 2a study of 50 adult men and women at 11 U.S. sites
321 Patients Enrolled at 35 Sites in the U.S. and Australia	▪ Patients randomized 3:1 to receive CCH or placebo ▪ Up to 3 ultrasound-guided injections with each injection separated by a minimum of 21 days ▪ All subjects perform home shoulder exercises after the first injection
Outcome Measures	▪ Primary endpoint: change in degrees from baseline to Day 95 follow-up in active forward flexion in affected shoulder compared to placebo ▪ Assessed using American Shoulder and Elbow Surgeons (ASES) Scale for function and pain

Source: Endo International, plc

Phase 2b Study Results of CCH in FSS
Next Trial Expected to Start by Year-End 2015

- Strong, similar drug effect for key measures including forward flexion, shoulder abduction, external and internal rotation across both Phase 2a and Phase 2b trials
  - Similar CCH patient improvement in pain seen across both trials
- Increased and unexpectedly robust placebo effect in those patients who did not receive CCH and only performed at-home exercises
- BioSpecifics Phase 2 trial demonstrated statistical significance (p=0.02) in active elevation from baseline at highest dose
- Anticipate initiation of next trial by year-end



Phase 2a Results
Degree Improvement from Baseline
60
50
40
30
20
10
0
Forward Flexion
Shoulder Abduction
External Rotation
Internal Rotation
0.58mg (1L) CCH
Exercise Only
n=50



Phase 2b Results
Degree Improvement from Baseline
60
50
40
30
20
10
0
Forward Flexion
Shoulder Abduction
External Rotation
Internal Rotation
0.58mg (1L) CCH
Placebo with Exercise
n=321

Source: Endo International, plc

CCH for Cellulite
Phase 2b Trial to Initiate by Year-End 2015

Definition	▪ Skin dimpling as a result of collagen fibrous septae, occurring mainly on the buttocks, lower limbs, and abdomen
Significant Market Opportunity as First Nonsurgical Therapy	▪ Affects 85-98% of women (est.) and rarely in men ▪ Potential to be first and only FDA-approved nonsurgical therapy
Positive Top-line Results Reported from Phase 2a Study in 3Q14	▪ Randomized, double-blind multiple-dose Phase 2a study ▪ 150 women received up to three treatment sessions of drug or placebo according to randomization (5 high-dose (0.84mg): 5 mid (0.48mg): 5 low (0.06mg): 3 placebo) ▪ Only dimples treated on Day 1 were able to be retreated on Day 22 (Treatment Session 2) and Day 43 (Treatment Session 3) if, in the opinion of the investigator, the dimple continued to be evident

Source: Endo International, plc

CCH for Cellulite
Positive Top-line Data from Phase 2a Study

Top-line Data from Phase 2a Study

- Mid and high level CCH doses demonstrated statistically significant improvement in cellulite across all endpoints
- 68% of mid and high dose groups reported being "Satisfied" or "Very Satisfied" with treatment
- Well-tolerated by all dose groups with mild-to-moderate adverse events, primarily limited to local injection area



Day 1
Pre-Treatment



Day 73
30 Days Following Last Treatment

Source: Endo International, plc

CCH for Human Lipomas
Phase 2 Opt-In Study Managed by BioSpecifics

Definition	Encapsulated deposits of benign fatty tumors; detected as bulges under the skin
Potential to be Only Approved Nonsurgical Therapy	No FDA-approved pharmaceutical therapies available Surgery not practical for patients with multiple lipomas
U.S. Market Opportunity	Primary diagnosis in 575,000 patients in the U.S. annually 20% of patients have multiple lipomas
Top-Line Data from Phase 2 Opt-In Study Expected in 1Q16	Randomized, double-blind study of CCH for lipoma in 20 patients with ≥ 2 benign lipomas of similar size Each patient acts as both treated and control group Primary endpoint: reduction in measureable surface area of target lipomas, by caliper, 6 months post injection

Positive Phase 2 Clinical Trial Results Reported in January 2014

Open label, dose escalation Phase 2 trial:

- Statistically significant ($p<0.0001$) reduction in primary endpoint of visible surface area of lipoma as measured by caliper, combining all patients
- Patients in highest dose group (75% of commercial dose) achieved best efficacy results with average of 67% reduction of lipoma visible surface area at 6 months post-treatment
  - 75% of these patients achieved reduction of 50% or more in lipoma visible surface area
- No SAEs reported during trial





CCH for Lipomas in Canines

Key Complications	▪ Lipomas can seriously restrict motion in older dogs ▪ Surgery can be risky due to the use of general anesthesia - especially for older dogs
Potential to be Only Approved Nonsurgical Therapy	▪ 1.7M dogs affected in the U.S. annually ▪ Based on a survey of 77 participants, an average vet performs ~25 lipoma excisions each year for $530 each procedure
Chien-804 Trial Results	▪ Randomized, placebo-controlled Phase 2 Study ▪ Demonstrated benefit in secondary measures including pet owner satisfaction and post-treatment difference in mean visible surface area

CCH for Uterine Fibroids

Endo Encouraged by Results Reported to Date

Definition & Key Complications	▪ Pain, decreased fertility, miscarriage, heavy menstrual bleeding and frequent urination
Potential to be Nonsurgical Therapy Option	▪ Primary indication for hysterectomy in U.S. (33% to more than 40%)
U.S. Market Opportunity	▪ ~200K hysterectomies and 30K myomectomies are performed annually to treat fibroids ▪ Estimated cost to economy is ~$34.4B annually
Encouraging Preclinical Data	▪ Highly purified collagenase can reduce stiffness of human uterine fibroid tissue in laboratory experiments ▪ Data presented at the Mechanotransduction in the Reproductive Tract conference in October 2014



Complex Shear Modulus G* [Pa]
8000
7000
6000
5000
4000
3000
2000
1000
0
****
0.00
0.25
0.50
1.00
2.00
Collagenase Dose [mg/ml]

Stiffness of human fibroid tissue treated with purified clostridial collagenase. Average ± SEM across all timepoints. ****p≤0.0001 vs. control

Source of data: Cardozo ER, Clark AD, Banks NK, Henne MB, Stegmann BJ, Segars JH. The estimated annual cost of uterine leiomyomata in the United States. *Am J Obstet Gynecol.* 2012 Mar;206(3):211.

Endo Partnership for Development and Commercialization of CCH

>$57.7M Received to Date	$57.7M received in licensing, sublicensing, milestone, COGS, and royalty payments as of March 31, 2015
Future Payments Due to BioSpecifics from Endo	Low double digit royalties as % of net sales Additional mark-up on COGS Modest milestones for additional indications and regulatory submissions and approval worldwide
Endo Opt-In Rights	Right to opt-in for all indications, following an opt-in payment and potential future milestone and royalty payments made to BioSpecifics
Milestone Payments from Endo Partnerships	Endo partnered with Sobi, Asahi Kasei and Actelion for Dupuytren's contracture and Peyronie's disease BioSpecifics entitled to specified % of potential milestones payments that Endo receives from its sublicensees

Corporate Highlights

- Vast opportunity for growth in revenues from XIAFLEX sales and approval of CCH in new indications
- Strong IP portfolio
  - Long-term patent protection for injectable collagenase:
    - **Dupuytren's Contracture:** XIAFLEX has Drug product composition patent until 2028 and Biologic Exclusivity until 2022
    - **Peyronie's Disease:** XIAFLEX has Orphan Drug protection in U.S. until 2020; Drug product composition patent until 2028
    - **Patents and Patent Applications:** Owned, co-owned or controlled by BioSpecifics for injectable collagenase to treat (royalties through 2028):
      - Dupuytren's contracture
      - Peyronie's disease
      - Removal of adipose tissue
      - Frozen shoulder syndrome
- Lean corporate structure with five full-time employees
- Approved stock buy-back program

Consistently Profitable Annually

Revenues Doubled and Earnings Tripled from 1Q14 to 1Q15

(unaudited)	For the quarter ended	
	03/31/15	**03/31/14**
Cash and equivalents, and investments	$24,994,544	$16,907,795
Income Statement		
Revenues	$5,606,454	$2,757,601
Other income	18,353	11,799
Costs and expenses	(2,042,587)	(1,629,009)
Provision for income taxes	(1,251,320)	(386,402)
Net income	**$2,330,900**	**$753,989**
Earnings per share:		
Basic	**$ 0.35**	**$ 0.12**
Diluted	**$ 0.32**	**$ 0.11**
Shares used in computation of earnings per share:		
Basic	6,739,047	6,378,859
Diluted	7,218,033	7,022,172

Anticipated Upcoming Milestones

Upcoming Milestones	
*Human Lipomas	❑Phase 2 placebo-controlled opt-in trial top-line results in 1Q16
*Uterine Fibroids	❑ Refining development plan
Peyronie's Disease	❑ Building sales momentum in the EU
Dupuytren's Contracture	❑ Decision on approval by PMDA in Japan expected by mid-2015
Frozen Shoulder	❑ Initiate next trial by year-end 2015
Cellulite	❑ Initiate Phase 2b trial by year-end 2015
Canine Lipomas	❑ Endo has license to develop

*BioSpecifics-managed development programs


Innovators in the development
& commercialization of
INJECTABLE
COLLAGENASE
DUPUYTREN'S CONTRACTURE
PEYRONIE'S DISEASE
FROZEN SHOULDER
CELLULITE
HUMAN LIPOMAS
CANINE LIPOMAS
UTERINE FIBROIDS

BioSpecifics
TECHNOLOGIES CORP.

June 2015